Wolfgang Schwarz
                       c/o Look Models International, Inc.
                                Passauerplatz #1
                                  Vienna 1010,
                                     Austria


                                  July 1, 2003

Look Models International, Inc.
Passauerplatz #1
Vienna 1010,
Austria


To Whom It May Concern:

This is to confirm certain agreements I have made.

1. I hereby agree to (1) fund the operating expenses for 2003 and (2) waive my salary for 2003 and forego amounts owed to me by Look Models until such time as profitable operations, capital raised from redemption of outstanding warrants, or future equity transactions provide Look Models the ability to pay his salary in accordance with my employment agreement.

2. I have listed for sale a real estate investment and commit to utilize the net proceeds from the sale or refinancing, estimated to be $615,000, to support 2003 activities as required.

3.   I confirm my waiver of provision 6.1(5) of my employment agreement.




                                              /s/ Wolfgang Schwarz